COMPUTATIONAL MATERIALS FOR RAMP SERIES 2002-RS4 TRUST

Deutsche Bank     [GRAPHIC OMITTED]
--------------------------------------------------------------------------------




                       NEW ISSUE COMPUTATIONAL MATERIALS



                           $615,000,000 (Approximate)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RS4


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2002-RS4 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                                  AUGUST 2002




--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

The analysis in this report is based on information provided by Residential Funding Corporation ("the Seller"). Neither the Issuer, Deutsche Bank Securities Inc. ("DBSI"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                      -----------------------------------------------
                            EXHIBIT I: A-I-IO NOTIONAL BALANCE
                      -----------------------------------------------
                                     PERIOD         NOTIONAL BALANCE
                                          1          $412,000,000.00
                                          2           381,039,000.00
                                          3           352,761,000.00
                                          4           326,580,000.00
                                          5           302,341,000.00
                                          6           279,898,000.00
                                          7           259,120,000.00
                                          8           239,884,000.00
                                          9           222,073,000.00
                                         10           205,584,000.00
                                         11           190,319,000.00
                                         12           176,185,000.00
                                         13           163,101,000.00
                                         14           150,986,000.00
                                         15           139,772,000.00
                                         16           129,388,000.00
                                         17           119,777,000.00
                                         18           110,877,000.00
                                         19           102,639,000.00
                                         20            95,012,000.00
                                         21            87,952,000.00
                                         22            81,414,000.00
                                         23            75,363,000.00
                                         24            69,761,000.00
                                         25            64,575,000.00
                                         26            59,774,000.00
                                         27            55,330,000.00
                                         28            51,216,000.00
                                         29            47,407,000.00
                                         30            43,881,000.00
                                         31                     0.00
                      ---------------------- ------------------------
                      Assumes a fixed coupon of 2%

--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


------------------------------------------------------------------------------------------------
                          GROUP I SENSITIVITY ANALYSIS
------------------------------------------------------------------------------------------------
                                   TO 10% CALL
                                                              ----------
FIXED / ADJUSTABLE % OF    0.00% /     11.50% /   17.25% /    23.00% /   28.75% /    34.50% /
HEP                          0.00%      12.50%      18.75%     25.00%      31.25%      37.50%

CLASS A-I-1
Yield @ 100.00 (30/360)      2.404%     2.317%      2.276%     2.240%      2.205%      2.174%
Avg. Life (yrs)              10.628      1.574      1.132       0.900      0.757       0.660
Mod. Duration (yrs)          9.058       1.521      1.102       0.880      0.741       0.648
Window                       1  -        1  -        1 - 26     1  -        1 - 16      1 - 14
                              195         38                     20

CLASS A-I-2
Yield @ 100.00 (30/360)      2.974%     2.933%      2.909%     2.885%      2.862%      2.839%
Avg. Life (yrs)              18.600      3.852      2.618       2.000      1.622       1.365
Mod. Duration (yrs)          14.091      3.588      2.484       1.915      1.563       1.320
Window                       195  -      38  -      26  -       20  -      16  -       14  -
                              248         56          37         28          23          19

CLASS A-I-3
Yield @ 100.00 (30/360)      3.591%     3.563%      3.542%     3.522%      3.501%      3.480%
Avg. Life (yrs)              22.942      6.179      4.044       2.999      2.386       1.982
Mod. Duration (yrs)          15.393      5.439      3.700       2.796      2.249       1.882
Window                       248  -      56  -      37  -       28  -      23  -       19  -
                              300         101         62         45          35          29

CLASS A-I-4
Yield @ 100.00 (30/360)      4.492%     4.478%      4.463%     4.444%      4.425%      4.406%
Avg. Life (yrs)              26.594     11.477      7.278       4.998      3.830       3.081
Mod. Duration (yrs)          15.261      8.755      6.050       4.377      3.443       2.817
Window                       300  -      101        62  -       45  -      35  -       29  -
                              337        - 178       126         81          60          48

CLASS A-I-5
Yield @ 100.00(30/360)       5.395%     5.385%      5.377%     5.366%      5.352%      5.336%
Avg. Life (yrs)              28.306     15.259      11.392      8.409      6.283       4.962
Mod. Duration (yrs)          14.247     10.183      8.326       6.605      5.201       4.247
Window                       337  -      178        126  -      81  -      60  -       48  -
                              340        - 184       138         104         82          67

CLASS A-I-6
Yield @ 100.00(30/360)       4.725%     4.708%      4.703%     4.698%      4.692%      4.685%
Avg. Life (yrs)              14.348      8.011      7.094       6.445      5.746       5.012
Mod. Duration (yrs)          9.957       6.435      5.839       5.397      4.902       4.359
Window                       37  -       37  -      37  -       37  -      37  -       37  -
                              340         184        138         104         82          67

CLASS A-I-IO
Yield @ 1.8010(30/360)       3.950       3.950      3.950       3.950      3.950       3.950
Mod. Duration (yrs)          0.805       0.805      0.805       0.805      0.805       0.805

-------------------------- ----------- ---------- ----------- ---------- ----------- -----------

--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational  Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s),  is privileged and confidential, is intended for use by the addressee only, and may not be  provided  to any third party  other than the  addressee's  legal,  tax, financial  and/or  accounting  advisors  for the  purposes of  evaluating  such information.  Prospective  investors are advised to read carefully,  and should rely solely on, the final  prospectus  and  prospectus  supplement  (the "Final
 Prospectus")  related to the  securities  (the  "Securities")  in making  their investment  decisions.  This material does not include all relevant information relating to the Securities  described herein,  particularly with respect to the
 risk  and  special   considerations   associated  with  an  investment  in  the
 Securities.   All  information  contained  herein  is  preliminary  and  it  is anticipated that such information will change. Any information contained herein will  be  more  fully  described  in,  and  will  be  fully  superseded  by the preliminary  prospectus  supplement,  if applicable,  and the Final Prospectus.
 Although  the  information  contained  in the  material is based on sources the
 Underwriter(s)  believe(s)  to  be  reliable,  the  Underwriter(s)  make(s)  no representation or warranty that such information is accurate or complete.  Such information  should not be viewed as projections,  forecasts,  predictions,  or opinions  with respect to value.  Prior to making any  investment  decision,  a prospective  investor  shall  receive  and fully  review the Final  Prospectus.
 NOTHING  HEREIN  SHOULD BE CONSIDERED  AN OFFER TO SELL OR  SOLICITATION  OF AN
 OFFER  TO BUY ANY  SECURITIES.  The  Underwriter(s)  may  hold  long  or  short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.









                          GROUP I SENSITIVITY ANALYSIS
------------------------------------------------------------------------------------------------
                                   TO MATURITY
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /     11.50% /   17.25% /   23.00% /    28.75% /    34.50% /
                      HEP    0.00%      12.50%     18.75%      25.00%      31.25%      37.50%

CLASS A-I-1
Yield @ 100.00 (30/360)      2.404%     2.317%     2.276%      2.240%      2.205%      2.174%
Avg. Life (yrs)              10.628      1.574      1.132      0.900       0.757       0.660
Mod. Duration (yrs)          9.058       1.521      1.102      0.880       0.741       0.648
Window                       1  -        1  -       1  -        1 - 20      1 - 16      1 - 14
                              195         38         26

CLASS A-I-2
Yield @ 100.00 (30/360)      2.974%     2.933%     2.909%      2.885%      2.862%      2.839%
Avg. Life (yrs)              18.600      3.852      2.618      2.000       1.622       1.365
Mod. Duration (yrs)          14.091      3.588      2.484      1.915       1.563       1.320
Window                       195  -      38  -      26  -      20  -       16  -       14  -
                              248         56         37          28          23          19

CLASS A-I-3
Yield @ 100.00 (30/360)      3.591%     3.563%     3.542%      3.522%      3.501%      3.480%
Avg. Life (yrs)              22.942      6.179      4.044      2.999       2.386       1.982
Mod. Duration (yrs)          15.393      5.439      3.700      2.796       2.249       1.882
Window                       248  -      56  -      37  -      28  -       23  -       19  -
                              300         101        62          45          35          29

CLASS A-I-4
Yield @ 100.00 (30/360)      4.492%     4.478%     4.463%      4.444%      4.425%      4.406%
Avg. Life (yrs)              26.594     11.477      7.278      4.998       3.830       3.081
Mod. Duration (yrs)          15.261      8.755      6.050      4.377       3.443       2.817
Window                       300  -      101        62  -      45  -       35  -       29  -
                              337        - 178       126         81          60          48

CLASS A-I-5
Yield @ 100.00 (30/360)      5.400%     5.450%     5.452%      5.456%      5.443%      5.405%
Avg. Life (yrs)              28.917     19.053     14.249      10.714      7.894       5.822
Mod. Duration (yrs)          14.380     11.568      9.640      7.860       6.178       4.810
Window                       337  -      178        126        81  -       60  -       48  -
                              357        - 333      - 278       220         178         148

CLASS A-I-6
Yield @ 100.00 (30/360)      4.725%     4.708%     4.703%      4.699%      4.696%      4.693%
Avg. Life (yrs)              14.349      8.025      7.133      6.561       6.158       5.861
Mod. Duration (yrs)          9.957       6.442      5.860      5.469       5.184       4.968
Window                       37  -       37  -      37  -      37  -       37  -       37  -
                              355         330        275        217         178         146

CLASS A-I-IO
Yield @ 1.8010 (30/360)      3.950%     3.950%     3.950%      3.950%      3.950%      3.950%
Mod. Duration (yrs)          0.805       0.805      0.805      0.805       0.805       0.805

-------------------------- ----------- ---------- ---------- ----------- ----------- -----------

--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational  Materials,
 as appropriate (the "material"), was prepared solely by the Underwriter(s),  is privileged and confidential, is intended for use by the addressee only, and may not be  provided  to any third party  other than the  addressee's  legal,  tax, financial  and/or  accounting  advisors  for the  purposes of  evaluating  such information.  Prospective  investors are advised to read carefully,  and should rely solely on, the final  prospectus  and  prospectus  supplement  (the "Final
 Prospectus")  related to the  securities  (the  "Securities")  in making  their investment  decisions.  This material does not include all relevant information relating to the Securities  described herein,  particularly with respect to the
 risk  and  special   considerations   associated  with  an  investment  in  the
 Securities.   All  information  contained  herein  is  preliminary  and  it  is anticipated that such information will change. Any information contained herein will  be  more  fully  described  in,  and  will  be  fully  superseded  by the preliminary  prospectus  supplement,  if applicable,  and the Final Prospectus.
 Although  the  information  contained  in the  material is based on sources the
 Underwriter(s)  believe(s)  to  be  reliable,  the  Underwriter(s)  make(s)  no representation or warranty that such information is accurate or complete.  Such information  should not be viewed as projections,  forecasts,  predictions,  or opinions  with respect to value.  Prior to making any  investment  decision,  a prospective  investor  shall  receive  and fully  review the Final  Prospectus.
 NOTHING  HEREIN  SHOULD BE CONSIDERED  AN OFFER TO SELL OR  SOLICITATION  OF AN
 OFFER  TO BUY ANY  SECURITIES.  The  Underwriter(s)  may  hold  long  or  short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.







-----------------------------------------------------------------------------------------------
                          GROUP II SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------
                                   TO 10% CALL
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /    11.50% /   17.25% /    23.00% /    28.75% /    34.50% /
                      HEP    0.00%     12.50%      18.75%      25.00%      31.25%     37.50%

CLASS A-II
DM @ 100.00 (ACT/360)        31.00      31.00      31.00       31.00       31.00       31.00
Avg. Life (yrs)             19.195      5.747      3.943       2.969       2.361       1.946
Mod. Duration (yrs)         15.292      5.223      3.699       2.835       2.281       1.894
Window                       1  -       1  -       1  -         1 - 96      1 - 75     1  -
                              345        187        129                                 61

-------------------------- ---------- ---------- ----------- ----------- ----------- ----------

--------------------------------------------------------------------------------
THIS  INFORMATION  WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY
AS LEAD  UNDERWRITER.  THIS INFORMATION  SHOULD BE CONSIDERED ONLY AFTER READING
THE STATEMENT  REGARDING  ASSUMPTIONS  AS TO SECURITIES,  PRICING  ESTIMATES AND
OTHER  INFORMATION,  WHICH  SHOULD  BE  ATTACHED.  DO NOT  USE OR  RELY  ON THIS
INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN
A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER





-----------------------------------------------------------------------------------------------
                          GROUP II SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------
                                   TO MATURITY
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /    11.50% /   17.25% /    23.00% /    28.75% /    34.50% /
                      HEP    0.00%     12.50%      18.75%      25.00%      31.25%     37.50%

CLASS A-II
DM @ 100.00 (ACT/360)        31.05      32.49      32.90       33.04       33.10       33.09
Avg. Life (yrs)             19.241      6.140      4.265       3.216       2.557       2.102
Mod. Duration (yrs)         15.317      5.494      3.945       3.037       2.448       2.032
Window                       1  -       1  -       1  -        1  -        1  -        1  -
                              357        332        271         211         166         135

-------------------------- ---------- ---------- ----------- ----------- ----------- ----------



--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
                        GROUP II AVAILABLE FUNDS CAP ANALYSIS
--------------------------------------------------------------------------------
  PAYMENT DATE        NET WAC (%)                       PAYMENT DATE NET WAC (%)
     9/25/2002           9.06                             8/25/2006         8.57
    10/25/2002           8.15                             9/25/2006         8.57
    11/25/2002           7.89                            10/25/2006         8.85
    12/25/2002           8.15                            11/25/2006         8.57
     1/25/2003           7.89                            12/25/2006         8.85
     2/25/2003           7.89                             1/25/2007         8.57
     3/25/2003           8.73                             2/25/2007         8.57
     4/25/2003           7.89                             3/25/2007         9.49
     5/25/2003           8.15                             4/25/2007         8.57
     6/25/2003           7.89                             5/25/2007         8.86
     7/25/2003           8.15                             6/25/2007         8.57
     8/25/2003           7.89                             7/25/2007         8.86
     9/25/2003           7.89                             8/25/2007         8.57
    10/25/2003           8.16                             9/25/2007         8.57
    11/25/2003           7.90                            10/25/2007         8.86
    12/25/2003           8.16                            11/25/2007         8.58
     1/25/2004           7.90                            12/25/2007         8.86
     2/25/2004           7.90                             1/25/2008         8.58
     3/25/2004           8.44                             2/25/2008         8.58
     4/25/2004           7.90                             3/25/2008         9.17
     5/25/2004           8.16                             4/25/2008         8.58
     6/25/2004           7.90                             5/25/2008         8.87
     7/25/2004           8.89                             6/25/2008         8.58
     8/25/2004           8.60                             7/25/2008         8.87
     9/25/2004           8.60                             8/25/2008         8.58
    10/25/2004           8.89                             9/25/2008         8.58
    11/25/2004           8.61                            10/25/2008         8.87
    12/25/2004           8.89                            11/25/2008         8.59
     1/25/2005           8.61                            12/25/2008         8.87
     2/25/2005           8.61                             1/25/2009         8.59
     3/25/2005           9.53                             2/25/2009         8.59
     4/25/2005           8.61                             3/25/2009         9.51
     5/25/2005           8.90                             4/25/2009         8.59
     6/25/2005           8.61                             5/25/2009         8.88
     7/25/2005           9.09                             6/25/2009         8.59
     8/25/2005           8.56                             7/25/2009         8.88
     9/25/2005           8.56                             8/25/2009         8.59
    10/25/2005           8.85                             9/25/2009         8.59
    11/25/2005           8.56                            10/25/2009         8.88
    12/25/2005           8.85                            11/25/2009         8.60
     1/25/2006           8.57                            12/25/2009         8.88
     2/25/2006           8.57                             1/25/2010         8.60
     3/25/2006           9.48                             2/25/2010         8.60
     4/25/2006           8.57                             3/25/2010         9.52
     5/25/2006           8.85                             4/25/2010         8.60
     6/25/2006           8.57                             5/25/2010         8.89
     7/25/2006           8.86                             6/25/2010         8.60
------------------- ---------------- ---------------- ---------------- --------

--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
             GROUP II AVAILABLE FUNDS CAP ANALYSIS AT FULLY-INDEXED RATE
--------------------------------------------------------------------------------
  PAYMENT DATE        NET WAC (%)                       PAYMENT DATE NET WAC (%)
     9/25/2002           9.06                              8/25/2006    13.36
    10/25/2002           8.15                              9/25/2006    13.36
    11/25/2002           7.89                             10/25/2006    13.81
    12/25/2002           8.15                             11/25/2006    13.36
     1/25/2003           7.89                             12/25/2006    13.81
     2/25/2003           7.89                              1/25/2007    13.52
     3/25/2003           8.73                              2/25/2007    13.52
     4/25/2003           7.89                              3/25/2007    14.00
     5/25/2003           8.15                              4/25/2007    13.53
     6/25/2003           7.89                              5/25/2007    13.98
     7/25/2003           8.16                              6/25/2007    13.53
     8/25/2003           7.90                              7/25/2007    13.99
     9/25/2003           7.90                              8/25/2007    13.77
    10/25/2003           8.16                              9/25/2007    13.77
    11/25/2003           7.90                             10/25/2007    14.00
    12/25/2003           8.17                             11/25/2007    13.77
     1/25/2004           7.90                             12/25/2007    14.00
     2/25/2004           7.91                              1/25/2008    13.77
     3/25/2004           8.45                              2/25/2008    13.77
     4/25/2004           7.91                              3/25/2008    14.00
     5/25/2004           8.17                              4/25/2008    13.77
     6/25/2004           7.91                              5/25/2008    14.00
     7/25/2004           10.08                             6/25/2008    13.77
     8/25/2004           9.76                              7/25/2008    14.00
     9/25/2004           9.76                              8/25/2008    13.77
    10/25/2004           10.09                             9/25/2008    13.77
    11/25/2004           9.77                             10/25/2008    14.00
    12/25/2004           10.09                            11/25/2008    13.78
     1/25/2005           10.46                            12/25/2008    14.00
     2/25/2005           10.46                             1/25/2009    13.78
     3/25/2005           11.59                             2/25/2009    13.78
     4/25/2005           10.47                             3/25/2009    14.00
     5/25/2005           10.82                             4/25/2009    13.78
     6/25/2005           10.47                             5/25/2009    14.00
     7/25/2005           12.01                             6/25/2009    13.78
     8/25/2005           11.87                             7/25/2009    14.00
     9/25/2005           11.87                             8/25/2009    13.78
    10/25/2005           12.27                             9/25/2009    13.78
    11/25/2005           11.87                            10/25/2009    14.00
    12/25/2005           12.27                            11/25/2009    13.78
     1/25/2006           12.72                            12/25/2009    14.00
     2/25/2006           12.73                             1/25/2010    13.78
     3/25/2006           14.00                             2/25/2010    13.78
     4/25/2006           12.73                             3/25/2010    14.00
     5/25/2006           13.15                             4/25/2010    13.78
     6/25/2006           12.73                             5/25/2010    14.00
     7/25/2006           13.56                             6/25/2010    13.78
------------------- ---------------- ---------------- ------------------------
--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the
 risk  and  special   considerations   associated  with  an  investment  in  the
 Securities.   All  information  contained  herein  is  preliminary  and  it  is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


-------------------------------------------------------------------------------------------------------------
                                         GROUP I COLLATERAL SUMMARY
-------------------------------------------------------------------------------------------------------------
 Statistics for the fixed rate mortgage loans are listed below as of the Cut-off
Date of August 1, 2002
                                             EXPANDED          HOME
                                             CRITERIA      SOLUTION
                         ALTERNET EXCEPTIONS EXCEPTIONS
                             EXCEPTIONS       (ALT-A)   (FIRST LIEN      JUMBO A      SEASONED
 COLLATERAL SUB-GROUP:       (SUBPRIME)                   HIGH LTV)   EXCEPTIONS         LOANS         TOTAL
-------------------------------------------------------------------------------------------------------------
SHELF                              RASC          RALI       RAMP-RZ        RFMSI             -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL                  7.94%        77.79%         5.70%        8.56%         0.01%       100.00%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE            32,694,907   320,378,100    23,486,513   35,244,994        23,959   411,828,473
NUMBER OF LOANS                     282         1,941           205           92             1         2,521
AVERAGE BALANCE                 115,939       165,058       114,568      383,098        23,959       163,359
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WA MORTAGE RATE                   9.47%         8.26%         8.33%        7.08%         8.50%         8.26%
WA AGE (MONTHS)                       4             2             3            4           109             2
WA ORIGINAL MATURITY                288           342           202          338           185           329
(MONTHS)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WA CREDIT SCORE                     627           678           713          694           733           677
WA ORIGINAL LTV                  91.02%        85.98%       100.28%       74.20%        80.00%        86.19%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PURCHASE                         27.26%        72.63%        78.07%       35.55%       100.00%        66.17%
EQUITY REFINANCE                 63.78%        19.95%        15.96%       42.86%         0.00%        25.16%
RATE/TERM REFINANCE               8.96%         7.42%         5.96%       21.59%         0.00%         8.67%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS         100.00%        98.69%       100.00%       66.16%       100.00%        96.08%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CURRENT                         100.00%       100.00%       100.00%      100.00%       100.00%       100.00%
30-59 DAYS DELINQUENT             0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
60-89 DAYS DELINQUENT             0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
                CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
CREDIT                       NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
SCORE                         LOANS         BALANCE             BALANCE
499 or less                       1         $83,261               0.02%
501 - 519                         9         765,682               0.19
520 - 539                        15         833,338               0.20
540 - 559                        15       1,303,583               0.32
560 - 579                        15       1,793,433               0.44
580 - 599                        44       5,788,189               1.41
600 - 619                       121      19,395,033               4.71
620 - 639                       391      65,798,223              15.98
640 - 659                       401      67,606,036              16.42
660 - 679                       433      70,662,784              17.16
680 - 699                       334      51,976,842              12.62
700 - 719                       270      45,289,705              11.00
720 - 739                       182      31,237,498               7.59
740 - 759                       124      20,192,483               4.90
760 or greater                  159      28,255,610               6.86
Subtotal with Credit Scores   2,514     410,981,699              99.79
Not Available                     7         846,774               0.21
TOTAL:                        2,521    $411,828,473             100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
ORIGINAL MORTGAGE            NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
AMOUNT ($)                    LOANS         BALANCE             BALANCE
1 - 100,000                     830       $59,298,774             14.40%
100,001 - 200,000             1,061       151,116,256             36.69
200,001 - 300,000               349        85,874,779             20.85
300,001 - 400,000               180        62,068,573             15.07
400,001 - 500,000                63        28,723,808              6.97
500,001 - 600,000                16         8,755,574              2.13
600,001 - 700,000                15         9,613,592              2.33
700,001 - 800,000                 1           782,679              0.19
800,001 - 900,000                 3         2,640,326              0.64
900,001 - 1,000,000               2         1,854,114              0.45
1,000,001 - 1,100,000             1         1,100,000              0.27
TOTAL:                        2,521      $411,828,473            100.00%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
                   NET MORTGAGE RATES OF THE GROUP I LOANS
-------------------------------------------------------------------------------
NET MORTGAGE                 NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.500 - 5.999                     6       $1,513,855              0.37%
6.000 - 6.499                    55       15,064,900              3.66
6.500 - 6.999                   273       61,968,135             15.05
7.000 - 7.499                   364       60,269,632             14.63
7.500 - 7.999                   477       69,496,071             16.88
8.000 - 8.499                   609       95,975,034             23.30
8.500 - 8.999                   437       71,166,909             17.28
9.000 - 9.499                   142       19,263,379              4.68
9.500 - 9.999                    71        8,338,907              2.02
10.000 - 10.499                  46        5,155,494              1.25
10.500 - 10.999                  17        1,996,212              0.48
11.000 - 11.499                  14        1,088,038              0.26
11.500 - 11.999                   3          233,379              0.06
12.000 - 12.499                   1           29,265              0.01
12.500 - 12.999                   3          167,591              0.04
13.000 - 13.499                   1           19,967              0.01
14.500 - 14.999                   1           52,357              0.01
16.000 - 16.499                   1           29,348              0.01
TOTAL:                        2,521     $411,828,473            100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                     MORTGAGE RATES OF THE GROUP I LOANS
-------------------------------------------------------------------------------
MORTGAGE                     NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.500 - 5.999                     1        $257,103               0.06%
6.000 - 6.499                     7       1,459,020               0.35
6.500 - 6.999                   105      30,543,811               7.42
7.000 - 7.499                   306      61,293,167              14.88
7.500 - 7.999                   453      68,558,816              16.65
8.000 - 8.499                   390      60,133,017              14.60
8.500 - 8.999                   684     110,497,415              26.83
9.000 - 9.499                   299      47,811,310              11.61
9.500 - 9.999                   137      17,031,153               4.14
10.000 - 10.499                  51       5,241,303               1.27
10.500 - 10.999                  48       5,526,541               1.34
11.000 - 11.499                  14       1,695,791               0.41
11.500 - 11.999                  16       1,248,120               0.30
12.000 - 12.499                   3         233,379               0.06
12.500 - 12.999                   1          29,265               0.01
13.000 - 13.499                   3         167,591               0.04
13.500 - 13.999                   1          19,967               0.01
15.000 - 15.499                   1          52,357               0.01
16.500 - 16.999                   1          29,348               0.01
TOTAL:                        2,521    $411,828,473             100.00%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS
-------------------------------------------------------------------------------
ORIGINAL LOAN-TO-VALUE       NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
0.01 - 50.00                     42      $7,895,250                1.92%
50.01 - 55.00                    16       2,871,538                0.70
55.01 - 60.00                    20       4,899,421                1.19
60.01 - 65.00                    35       4,650,161                1.13
65.01 - 70.00                    69      11,429,677                2.78
70.01 - 75.00                   132      27,589,751                6.70
75.01 - 80.00                   540     103,968,286               25.25
80.01 - 85.00                    98      13,969,177                3.39
85.01 - 90.00                   435      71,077,583               17.26
90.01 - 95.00                   767     119,507,721               29.02
95.01 - 100.00                  328      38,518,254                9.35
100.01 - 105.00                  37       4,998,094                1.21
105.01 - 110.00                   2         453,559                0.11
TOTAL:                        2,521    $411,828,473              100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                           NUMBER CURRENT % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
Florida                         611       $78,932,557             19.17%
California                      166        50,238,196             12.20
Illinois                        176        30,464,459              7.40
Arizona                         138        24,952,603              6.06
New York                        106        24,393,856              5.92
New Jersey                      107        23,091,160              5.61
Georgia                         101        16,611,898              4.03
Texas                            96        13,491,000              3.28
Colorado                         71        13,072,440              3.17
Indiana                         131        12,737,542              3.09
Other                           818       123,842,762             30.07
TOTAL:                        2,521      $411,828,473            100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                  MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
LOAN                         NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
Purchase                      1,702      $272,497,231             66.17%
Equity refinance                616       103,612,332             25.16
Rate/Term refinance             203        35,718,911              8.67
TOTAL:                        2,521      $411,828,473            100.00%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
                     OCCUPANCY TYPES OF THE GROUP I LOANS
-------------------------------------------------------------------------------
                           NUMBER CURRENT % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
Owner Occupied                2,158     $370,738,190              90.02%
Non-Owner Occupied              304       33,075,093               8.03
Second/Vacation                  59        8,015,191               1.95
TOTAL:                        2,521     $411,828,473             100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
-------------------------------------------------------------------------------
                           NUMBER CURRENT % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
PROPERTY TYPE                 LOANS         BALANCE             BALANCE
Single Family (detached)      1,588     $241,077,519              58.54%
Detached PUD                    463       92,209,907              22.39
2-4 Family                      239       46,573,326              11.31
Condo under 5 stories           152       20,922,817               5.08
Attached PUD                     39        5,751,734               1.4
Manufactured Home                25        2,107,047               0.51
Condo over 8 stories              5        1,287,405               0.31
Mid-rise condo (5-8               5        1,058,571               0.26
stories)
Townhouse                         5          840,146               0.2
TOTAL:                        2,521     $411,828,473             100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
           MORTAGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                           NUMBER CURRENT % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
Limited documentation          1,735    $284,787,372               69.15%
Full documentation               786     127,041,101               30.85
TOTAL:                         2,521    $411,828,473              100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
PREPAYMENT PENALTY           NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
None                          1,238     $221,601,934               53.81%
12 Months                       425       77,688,445               18.86
24 Months                        15        1,872,147                0.45
36 Months                       434       53,408,719               12.97
60 Months                       393       54,392,368               13.21
Other*                           16        2,864,860                0.70
TOTAL:                        2,521     $411,828,473              100.00%
-------------------------------------------------------------------------------
*Not greater than 60 months
--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.



------------------------------------------------------------------------------------------------------------
                                        GROUP II COLLATERAL SUMMARY
------------------------------------------------------------------------------------------------------------
Statistics  for the  adjustable  rate mortgage  loans are listed below as of the
Cut-off Date of August 1, 2002.
                                                           HOME
                                                      SOLUTIONS
                           ALTERNET    EXPANDED      EXCEPTIONS
                           EXCEPTIONS  CRITERIA          (FIRST
                                       EXCEPTIONS     LIEN HIGH        JUMBO-A      SEASONED
COLLATERAL SUB-GROUP:      (SUBPRIME)     (ALT-A)          LTV)     EXCEPTIONS         LOANS          TOTAL
------------------------------------------------------------------------------------------------------------

  SHELF                         RASC         RALI       RAMP-RZ          RFMSI             -
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  PERCENT OF TOTAL            85.45%        1.44%         0.07%         13.03%         0.01%        100.00%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE      173,693,467    2,921,621       145,617     26,492,555        21,902    203,275,162
  NUMBER OF LOANS              1,255           21             1             73             1          1,351
  AVERAGE BALANCE            138,401      139,125       145,617        362,912        21,902        150,463
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  WA MORTAGE RATE              9.22%        7.72%        10.38%          6.15%         9.50%          8.80%
  WA AGE (MONTHS)                  3            7             3              2           184              3
  WA ORIGINAL MATURITY           360          359           360            359           360            360
  (MONTHS)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  WA MARGIN                    8.58%        4.41%         8.63%          2.31%         3.50%          7.70%
  WA LIFETIME CAP             15.30%       12.91%        17.38%         12.13%        14.50%         14.86%
  WA NEXT RATE ADJ.            23.68           28         21.00          34.81             8          25.18
  (MONTHS)
  WA RESET FREQ.                6.00          7.3          6.00           11.9            12           6.79
  (MONTHS)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  WA CREDIT SCORE                619          675           607            725             0            633
  WA ORIGINAL LTV             93.32%       81.25%       100.00%         69.83%        80.00%         90.09%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  PURCHASE                    47.83%       89.89%       100.00%         24.24%       100.00%         45.40%
  EQUITY REFINANCE            46.28%        8.00%         0.00%         19.17%         0.00%         42.16%
  RATE/TERM REFINANCE          5.90%        1.72%         0.00%         56.59%         0.00%         12.44%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  SERVICED BY                100.00%       91.38%       100.00%         40.13%       100.00%         92.07%
  HOMECOMINGS
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  CURRENT                    100.00%      100.00%       100.00%        100.00%       100.00%        100.00%
  30-59 DAYS DELINQUENT        0.00%        0.00%         0.00%          0.00%         0.00%          0.00%
  60-89 DAYS DELINQUENT        0.00%        0.00%         0.00%          0.00%         0.00%          0.00%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
                   CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
-------------------------------------------------------------------------------
CREDIT                             NUMBER OF        CURRENT       % OF CURRENT
                                                  PRINCIPAL        PRINCIPAL
SCORE                                LOANS         BALANCE          BALANCE
499 or less                             4          $353,952            0.17%
501 - 519                              21         3,009,955               1.48
520 - 539                              27         3,004,489               1.48
540 - 559                              29         3,387,909               1.67
560 - 579                              96        12,044,744               5.93
580 - 599                             209        30,077,455              14.80
600 - 619                             270        39,769,173              19.56
620 - 639                             240        32,491,598              15.98
640 - 659                             195        29,105,457              14.32
660 - 679                             117        18,026,816               8.87
680 - 699                              50        10,268,181               5.05
700 - 719                              30         5,445,768               2.68
720 - 739                              12         2,061,989               1.01
740 - 759                              18         4,635,584               2.28
760 or greater                         30         9,488,714               4.67
Subtotal with Credit Scores          1348       203,171,784              99.95
Not Available                           3           103,379               0.05
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
ORIGINAL MORTGAGE                  NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
AMOUNT ($)                           LOANS         BALANCE             BALANCE
1 - 100,000                           474      $34,834,363               17.14%
100,001 - 200,000                     620       86,836,549               42.72
200,001 - 300,000                     135       32,283,874               15.88
300,001 - 400,000                      73       25,487,922               12.54
400,001 - 500,000                      35       15,685,648                7.72
500,001 - 600,000                      12        6,580,259                3.24
600,001 - 700,000                       1          603,384                0.30
900,001 - 1,000,000                     1          963,164                0.47
TOTAL:                              1,351     $203,275,162              100.00%
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
                      NET MORTGAGE RATES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
NET MORTGAGE                       NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
RATE (%)                             LOANS         BALANCE             BALANCE
5.000 - 5.499                          10       $3,074,742               1.51%
5.500 - 5.999                          47       17,162,720               8.44
6.000 - 6.499                          23        7,270,434               3.58
6.500 - 6.999                          29        6,199,387               3.05
7.000 - 7.499                          94       16,884,327               8.31
7.500 - 7.999                         128       19,503,501               9.59
8.000 - 8.499                         238       35,861,168              17.64
8.500 - 8.999                         258       33,976,589              16.71
9.000 - 9.499                         254       31,836,862              15.66
9.500 - 9.999                         158       18,082,074               8.90
10.000 - 10.499                        75        9,617,694               4.73
10.500 - 10.999                        27        3,004,240               1.48
11.000 - 11.499                         8          673,431               0.33
11.500 - 11.999                         2          127,992               0.06
TOTAL:                              1,351     $203,275,162             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE RATES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
MORTGAGE                           NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
RATE (%)                             LOANS         BALANCE             BALANCE
5.500 - 5.999                          28        $9,019,178               4.44%
6.000 - 6.499                          32        12,612,839               6.20
6.500 - 6.999                          16         5,271,327               2.59
7.000 - 7.499                          24         4,810,055               2.37
7.500 - 7.999                          99        18,201,838               8.95
8.000 - 8.499                         108        15,907,492               7.83
8.500 - 8.999                         238        37,162,904              18.28
9.000 - 9.499                         233        29,402,331              14.46
9.500 - 9.999                         298        38,633,647              19.01
10.000 - 10.499                       145        16,509,968               8.12
10.500 - 10.999                        93        12,186,268               5.99
11.000 - 11.499                        24         2,315,881               1.14
11.500 - 11.999                        10         1,019,110               0.50
12.000 - 12.499                         2           187,862               0.09
12.500 - 12.999                         1            34,464               0.02
TOTAL:                              1,351      $203,275,162             100.00%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
--------------------------------------------------------------------------------
ORIGINAL LOAN-TO-VALUE             NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
RATIO (%)                            LOANS         BALANCE             BALANCE
0.01 - 50.00                            8        $2,673,351              1.32%
50.01 - 55.00                           5         1,500,435              0.74
55.01 - 60.00                          12         2,464,697              1.21
60.01 - 65.00                           6         1,286,601              0.63
65.01 - 70.00                          33         8,800,826              4.33
70.01 - 75.00                          44         7,586,095              3.73
75.01 - 80.00                         117        24,395,325             12.00
80.01 - 85.00                          92        14,337,688              7.05
85.01 - 90.00                         191        27,607,584             13.58
90.01 - 95.00                         245        33,103,650             16.29
95.01 - 100.00                        587        78,342,529             38.54
100.01 - 125.00                        11         1,176,380              0.58
TOTAL:                              1,351      $203,275,162            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
                                   NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
STATE                                LOANS         BALANCE             BALANCE
California                            123        $35,229,209             17.33%
North Carolina                        109         14,375,971              7.07
Michigan                               85         13,579,363              6.68
Ohio                                  106         12,335,098              6.07
Georgia                                84         11,714,038              5.76
Florida                                83         10,340,656              5.09
Texas                                  67          9,379,523              4.61
Virginia                               49          8,251,952              4.06
Arizona                                51          8,171,945              4.02
Illinois                               60          8,076,964              3.97
Other                                 534         71,820,443             35.33
TOTAL:                              1,351       $203,275,162            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
--------------------------------------------------------------------------------
LOAN                               NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
PURPOSE                              LOANS         BALANCE             BALANCE
Purchase                              677        $92,288,866             45.40%
Equity refinance                      566         85,702,492             42.16
Rate/Term refinance                   108         25,283,805             12.44
TOTAL:                              1,351       $203,275,162            100.00%
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                        OCCUPANCY TYPES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
                                   NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
OCCUPANCY                            LOANS         BALANCE             BALANCE
Owner Occupied                      1,308       $198,901,016             97.85%
Non-Owner Occupied                     42          4,034,967              1.98
Second/Vacation                         1            339,179              0.17
TOTAL:                              1,351       $203,275,162            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
                                   NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
PROPERTY TYPE                        LOANS         BALANCE             BALANCE
Single Family (detached)            1,144      $164,321,792              80.84%
Detached PUD                           92        22,218,866              10.93
2-4 Family                             43         6,231,977               3.07
Condo under 5 stories                  36         5,066,253               2.49
Attached PUD                           14         2,456,893               1.21
Townhouse                              10         1,563,049               0.77
Manufactured Home                       9           876,126               0.43
Condo over 8 stories                    3           540,206               0.27
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              MORTAGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
--------------------------------------------------------------------------------
                                   NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
DOCUMENTATION TYPE                   LOANS         BALANCE             BALANCE
Full documentation                  1,041       $149,920,408             73.75%
Limited documentation                 310         53,354,754             26.25
TOTAL:                              1,351       $203,275,162            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
--------------------------------------------------------------------------------
PREPAYMENT PENALTY                 NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
None                                  167       $40,721,726              20.03%
12 Months                              41         7,127,899               3.51
24 Months                             621        92,106,890              45.31
36 Months                             460        55,175,430              27.14
60 Months                              16         2,332,884               1.15
Other*                                 46         5,810,334               2.86
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------
*Not greater than 60 months






--------------------------------------------------------------------------------
                  MAXIMUM MORTGAGE RATES (%) OF THE GROUP II LOANS
--------------------------------------------------------------------------------
MAXIMUM MORTGAGE RATES (%)         NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
6.000 - 6.999                           2          $247,571               0.12%
10.000 - 10.999                         1           128,389               0.06
11.000 - 11.999                        31         9,911,761               4.88
12.000 - 12.999                        50        17,941,324               8.83
13.000 - 13.999                       108        17,382,930               8.55
14.000 - 14.999                       325        50,641,197              24.91
15.000 - 15.999                       527        70,592,756              34.73
16.000 - 16.999                       245        29,439,192              14.48
17.000 - 17.999                        53         6,023,252               2.96
18.000 - 18.999                         8           895,017               0.44
19.000 - 19.999                         1            71,772               0.04
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
              NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NEXT INTEREST RATE ADJUSTMENT      NUMBER OF        CURRENT         % OF CURRENT
DATE                                              PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
2002-09                                 1         $111,741                0.05%
2002-10                                 2           93,385                0.05
2003-04                                 1           21,902                0.01
2003-05                                 1          102,258                0.05
2003-06                                 1           75,887                0.04
2003-07                                 1          136,745                0.07
2003-10                                 2          221,652                0.11
2003-11                                 5          597,913                0.29
2003-12                                10        1,284,082                0.63
2004-01                                21        2,699,412                1.33
2004-02                                30        3,414,980                1.68
2004-03                                27        3,032,080                1.49
2004-04                                77       10,433,726                5.13
2004-05                               230       32,599,021               16.04
2004-06                               420       58,779,755               28.92
2004-07                               189       29,471,640               14.50
2004-08                                 5        1,600,598                0.79
2004-09                                 1          321,580                0.16
2004-11                                 1           58,073                0.03
2004-12                                 1          128,389                0.06
2005-01                                 3          224,881                0.11
2005-02                                10        1,656,207                0.81
2005-03                                12        1,592,595                0.78
2005-04                                14        2,669,721                1.31
2005-05                                62       10,067,885                4.95
2005-06                               147       27,392,857               13.48
2005-07                                69       11,875,035                5.84
2005-08                                 3        1,214,600                0.60
2007-02                                 2          503,981                0.25
2007-03                                 2          418,027                0.21
2009-04                                 1          474,555                0.23
TOTAL:                              1,351     $203,275,162              100.00%
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--------------------------------------------------------------------------------
                        NOTE MARGIN (%) OF THE GROUP II LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE MARGIN (%)                    NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
2.000 - 2.499                          65      $23,359,463               11.49%
2.500 - 2.999                          11        3,744,896                1.84
3.000 - 3.499                           2          263,861                0.13
3.500 - 3.999                           2          371,261                0.18
4.500 - 4.999                           7        2,130,880                1.05
5.000 - 5.499                          26        4,987,991                2.45
5.500 - 5.999                           9        2,655,886                1.31
6.000 - 6.499                          17        3,492,493                1.72
6.500 - 6.999                          40        6,727,100                3.31
7.000 - 7.499                          65        9,677,929                4.76
7.500 - 7.999                         106       14,018,656                6.90
8.000 - 8.499                         163       22,059,293               10.85
8.500 - 8.999                         269       36,767,404               18.09
9.000 - 9.499                         252       34,394,588               16.92
9.500 - 9.999                         189       23,137,470               11.38
10.000 - 10.499                        83        9,751,202                4.80
10.500 - 10.999                        38        5,168,270                2.54
11.000 - 11.499                         5          387,696                0.19
11.500 - 11.999                         2          178,824                0.09
TOTAL:                              1,351     $203,275,162              100.00%
--------------------------------------------------------------------------------
..-----------------------------------------------------------------------------
 This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the
 risk  and  special   considerations   associated  with  an  investment  in  the
 Securities.   All  information  contained  herein  is  preliminary  and  it  is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


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